Exhibit 99.2

HIGHLY CONFIDENTIAL © 2017, Aevi Genomic Medicine NASDAQ: GNMX Corporate Update August 10, 2017

HIGHLY CONFIDENTIAL © 2017, Aevi Genomic Medicine 2 Forward - Looking Statement This presentation includes certain estimates and other forward - looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including statements with respect to anticipated operating and financial performance, clinical results, potential partnerships, licensing opportunities and other statements of expectation. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “assumes,” “seeks,” “estimates,” “should” and variations of these words and similar expressions, are intended to identify these forward - looking statements. While we believe these statements are accurate, forward - looking statements are inherently uncertain and we cannot assure you that these expectations will occur and our actual results may be significantly different. These statements by the Company and its management are based on estimates, projections, beliefs and assumptions of management and are not guarantees of future performance. Important factors that could cause actual results to differ from those in the forward - looking statements include the factors described in the Company’s filings with the U.S. Securities and Exchange Commission. The Company disclaims any obligation to update or revise any forward - looking statement based on the occurrence of future events, the receipt of new information, or otherwise.

HIGHLY CONFIDENTIAL © 2017, Aevi Genomic Medicine 3 Agenda • Summary of Offering • AEVI - 001 update • AEVI - 002 update • Financial update

HIGHLY CONFIDENTIAL © 2017, Aevi Genomic Medicine 4 Summary Terms of PIPE Offering • The Children’s Hospital of Philadelphia Foundation (“CHOP Foundation”) leads private placement of $28M – Purchase Price for Common Stock: $1.26 – 3% Premium to 10 Day VWAP prior to and including August 4 – Warrants – 8.0% of Aevi’s adjusted pre - closing fully diluted capitalization – 5 year term with an exercise price of $2.84 • Additional participation from undisclosed existing blue chip investors • CHOP Foundation has committed to provide up to an additional $5.0 million of equity financing through June 30, 2018, subject to certain terms and conditions • CHOP to have a Board nominee • PIPE is expected to close in the fourth quarter of 2017, subject to the approval of the Company’s stockholders • Capital would provide funding into the first half of 2019

HIGHLY CONFIDENTIAL © 2017, Aevi Genomic Medicine AEVI - 001 Program Overview

HIGHLY CONFIDENTIAL © 2017, Aevi Genomic Medicine 6 SAGA Trial Summary • Trial did not meet primary endpoint (overall ADHD - RS) 1 , however showed encouraging trend in improvement at highest dose (400 mg BID) – Strong trend of efficacy in ADHD - RS inattention subscale (p=0.0515 vs placebo) • Clear signal of efficacy and benefit to patients – ADHD - RS response rate 2 70% (p=0.0067 vs placebo) – CGI - I response rate 3 57% (p=0.0155 vs placebo) • Well tolerated with no serious adverse events 1. ADHD - RS: parent reported scale on hyperactivity and inattention, 18 questions; scored 0 - 3 2. Pre - specified endpoint, response defined as improvements in ADHD - RS scores of > 30% 3. Pre - specified endpoint, response defined as much or very much improved (CGI - I of 1 or 2)

HIGHLY CONFIDENTIAL © 2017, Aevi Genomic Medicine 7 SAGA Responder Analysis Summary • Post - hoc analysis of patients responding to AEVI - 001 revealed a 9 - gene subset predictive of response – accounts for approximately 10% of pediatric ADHD patients. 1 • Novel discovery: prevalence of CNTN4 mutations in ADHD • Represents approximately 5% of pediatric ADHD • All CNTN4 mutation + patients on AEVI - 001 achieved clinical response • More severe ADHD phenotype with emotional dysregulation features • CNTN4 mutation association with neurodevelopmental diseases supports study in ASD • Clearer path to market approval and launch with a more concentrated but predictive genotype 1 Data on file and Elia, J. et al, Glutamatergic network gene mutations in children and adolescents with ADHD. Poster presented at: 6th World Congress on ADHD; April 21, 2017; Vancouver, Canada

HIGHLY CONFIDENTIAL © 2017, Aevi Genomic Medicine 8 Next Steps for AEVI - 001: ADHD • ASCEND Trial: ADHD – Multi - center, placebo - controlled Phase 2 confirmatory trial – Patients ages 6 – 17 with 9 gene subset mutation – Three phase adaptive design – Patient screening to begin in Q3 2017, top - line data mid - 2018 – Eligible patients identified and prescreened using a novel patient - centric approach

HIGHLY CONFIDENTIAL © 2017, Aevi Genomic Medicine Confidential | 9 Recruitment Strategy for ASCEND Trial Direct to Physician Social Media Patient Communities Clinical Trial Sites Enter Website • Parent provides basic demographic information • Parent completes pre - screener to review inclusion/exclusion criteria • Parent signs an electronic consent form for genotyping • Parent is sent a genotyping kit • Parent returns genotyping kit • Subject has target genotype and may be referred to a clinical trial site eConsent Kit Pos Non - Interventional Trial ASCEND Trial • Positive genotyped subjects may be referred to clinical site in region for screening to determine inclusion into trial • Expectation that more subjects will be pulled through due to pre - screening and funneling process Screening Visit Scheduled

HIGHLY CONFIDENTIAL © 2017, Aevi Genomic Medicine 10 Dose - optimization Period (4 weeks) Screening Period (up to 4 weeks inclusive of washout, if applicable) Dose Maintenance Period (2 weeks) Follow - up Call (1 week) Visit #: 1 2 3 4 5 6 7 8/ET Dose: 100 mg BID, 200 mg BID, or 400 mg BID, Dose optimization based on response assessment Maintenance on optimal dose End of treatment: Day 42 - 2 • Multi - center (20 US sites) • Inclusion criteria: – 6 - 17 years of age – ADHD - RS - 5 ≥ 28 – Positive for CNTN4 (A), 8 gene subset (B) or non - mutated (C) • Primary endpoint: ADHD - RS - 5 • Key secondary endpoint: CGI - I • 1:1 randomization • Placebo - controlled • Dose optimization: 100 - 400 mg BID AEVI - 001 - 202 (ASCEND) 3 Part (A,B,C) Sequential Adaptive Confirmatory Efficacy Trial in mGluR+ ADHD Week: - 4 0 1 2 3 4 5 6 - 3 - 1 7 - 2

HIGHLY CONFIDENTIAL © 2017, Aevi Genomic Medicine 11 ASD Proof of Concept Trial Overview • Focus on ASD patients with CNTN4 mutation – CNTN4 mutations have been associated with ASD in the literature 1,2 – Co - morbidity with ADHD identified in up to 85% of subjects across US studies 3 – Genotyping and phenotyping 500 patients from CHOP Biobank: preliminary prevalence rate of 6 – 8% in the 1.1 million US pediatric ASD population 4,5 – Potential for orphan designation • Planned POC study – Inclusion criteria: CNTN4 mutation+ ASD, 6 - 17 years of age • Design – Open label ascending dose (100 - 400mg bid) – Randomized withdrawal to placebo – Endpoints: ASD Scales TBD, ADHD - RS, CGI - I • Plan to initiate study in 1Q18 1 Liu X (2016) Autism Research 9: 340 – 349; 2 Roohi J et al. (2009) J Med Genet, 46:176 – 182 3 Leitner Y (2014) Frontiers in Human Neuroscience 8, Article 268 4 https://www.cdc.gov/ncbddd/autism/data.html 5 https://www.census.gov/quickfacts/fact/table/US/PST045216

HIGHLY CONFIDENTIAL © 2017, Aevi Genomic Medicine AEVI - 002 Program Overview

HIGHLY CONFIDENTIAL © 2017, Aevi Genomic Medicine 13 AEVI - 002: Anti - LIGHT mAb Program • First - in - Class Biologic from Kyowa Hakko Kirin – Initial development in Severe Pediatric Onset IBD – Phase 2 human monoclonal antibody • Program Update – Orphan designation expected: pediatric Crohn’s Disease – Initiated 8 – 12 patient study in refractory Crohn’s Disease patients > 18 years – CHOP IBD center activated and screening patients – 2 additional sites being recruited to accelerate enrollment – Initial data anticipated year - end 2017 Decoy Receptor 3 DcR3 LIGHT Immune Cell HVEM LT b R Our Approach: Therapeutic antibody which mimics DcR3 regulation by binding LIGHT

HIGHLY CONFIDENTIAL © 2017, Aevi Genomic Medicine Q2 2017 Financial Update

HIGHLY CONFIDENTIAL © 2017, Aevi Genomic Medicine 15 Q2 17 Financial Update  R&D expenses for 2Q 17 were $5.7M, decreasing from $8.7M for the same period in 2016 mainly related to decreased spend associated with the AEVI - 001 program following conclusion of the SAGA trial.  G&A expenses for 2Q 17 were $2.4M, decreasing from $3.0M for the same period in 2016 mainly due to decreased costs following the closure of the Company’s operations in Israel.  $21.4M cash balance (cash and cash equivalents) at June 30, 2017  Current cash resources estimated to fund operations into the second quarter of 2018, including through the receipt of:  Top - line data from AEVI - 001 in CNTN4+ ADHD Part A (mid - 2018)  Initial data from the signal - finding trial of AEVI - 002 in Severe Pediatric Onset Crohn’s Disease (year - end 2017)  37.1M shares outstanding at 8/4/2017

HIGHLY CONFIDENTIAL © 2017, Aevi Genomic Medicine Confidential | 16 Aevi Genomic Medicine Pipeline Compound Indication Preclinical Phase 1 Phase 2 Phase 3 AEVI - 001 mGluR + Genetic Subset ADHD (pediatric, age 6 - 17) CNTN4 in Autism Spectrum Disorder AEVI - 002 (anti - LIGHT mAb ) Severe Pediatric Onset Crohn’s Disease Plan to Initiate Q1 2018 Top - Line Data Mid - 2018 Initial Data YE 2017

HIGHLY CONFIDENTIAL © 2017, Aevi Genomic Medicine 17 Thank you